SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 1998

                                 JeffBanks, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                        0-22850                      23-2189480
(State or other                 (Commission File            (I.R.S. Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


              1845 Walnut Street, Philadelphia, Pennsylvania 19103
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (215) 861-7000



         (Former name or former address, if changed since last Report.)





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Item 2 Acquisition or Disposition of Assets

         On July 31, 1998, the previously reported merger by and among JeffBanks, Inc. (the "Company") and Regent Bancshares Corp. ("RBC"), whereby a newly-formed wholly-owned subsidiary of the Company merged with and into RBC and then the resulting corporation merged with and into the Company (the "Holding Company Merger") was completed. Also the immediately following merger of Regent National Bank ("Regent"), RBC's wholly-owned subsidiary bank, with and into Jefferson Bank, the wholly-owned Pennsylvania banking subsidiary of the Company for no further consideration (together with the Holding Company Merger, the "Merger"), was completed. As a result of the Merger, each outstanding share of RBC common stock was converted to .303 of a share of the Company's Common Stock, and outstanding options to purchase RBC Common Stock were converted into options to purchase 109,989 shares of the Company's Common Stock with an exercise price per share equal to the exercise price of the RBC option divided by .303. The conversion of the RBC stock and options resulted in a maximum aggregate issuance of 1,143,165 shares of the Company's Common Stock (excluding shares issuable pursuant to the exercise of options, as referred to above). The Merger will be accounted for on a pooling of interests basis. For further terms and conditions of the Merger, reference is made to the Company's Current Report on Form 8-K for March 18, 1998 and to the copy of the Amended and Restated Agreement and Plan of Merger among RBC, Regent National Bank, the Company, JeffBanks Acquisitioncorp. V, Inc. and Jefferson Bank annexed thereto as an exhibit.

Item 7 Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                  The financial statements of RBC, incorporated by reference into the joint proxy statement/prospectus included as part of the Company's registration statement on Form S-4, registration number 333-51253 (the "Registration Statement"), are hereby incorporated by reference herein.

         (b)      Pro Forma Financial Information

                  The pro forma financial information set forth in the Registration Statement under the captions "Selected Pro Forma Combined Financial Information of JBI and RBC" and "Certain Unaudited Pro Forma Per Share Data" is hereby incorporated by reference herein.

         (c)      Exhibits

                  2. Amended and Restated Agreement and Plan of Merger among RBC, Regent National Bank, the Company, JeffBanks Acquisitioncorp. V, Inc. and Jefferson Bank (included as Exhibit 2 to the Company's Form 8-K Report for March 18, 1998 which is hereby incorporated by reference herein)

                  23.      Consent of Arthur Andersen LLP


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                  99.    Registration  Statement  on  Form  S-4 of the  Company,
                         registration no. 333- 51253 (incorporated by reference)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  JeffBanks, Inc.


                                                  /s/ Paul Frenkiel
                                               By: -----------------------------
                                                   Paul Frenkiel
                                                   Chief Financial Officer